                                Exhibit (11)(c)

                            Consent of Ropes & Gray
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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" and "Experts" included in or made a part of Post-Effective Amendment No. 49 to the Registration Statement of the One Group(R) Mutual Funds (Nos. 2-95973 and 811-4236) on Form N-1A under the Securities Act of 1933, as amended.



                                                              ROPES & GRAY



Washington, D.C.
April 26, 1999